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                     CNA CAPITAL SELECT(R) VARIABLE ANNUITY
                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                                 ISSUED THROUGH
      VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE ANNUITY SEPARATE ACCOUNT
                            (THE "SEPARATE ACCOUNT")
                                       BY
                       VALLEY FORGE LIFE INSURANCE COMPANY

                         SUPPLEMENT DATED JULY 23, 2002
                         TO PROSPECTUS DATED MAY 1, 2002


Valley Forge Life Insurance Company ("VFL"), whose ultimate parent is CNA Financial Corporation ("CNA"), has entered into a Coinsurance Agreement with PHL Variable Insurance Company ("PHLVIC"), an indirect, wholly owned subsidiary of The Phoenix Companies, Inc., reinsuring all of VFL's rights, liabilities and obligations with respect to the Separate Account and the Interest Adjustment Account under the contract described in your prospectus (the "Contract"). Under the Coinsurance Agreement, VFL remains liable for its contractual obligations under the Contract. VFL and PHLVIC also have entered into an Administrative Services Agreement under which PHLVIC will administer the Contract following a transition period during which VFL will continue to administer the Contract. Neither of these agreements will change the fact that VFL is liable to you under your Contract. PHLVIC's contractual liability runs solely to VFL, and no Owner is intended to have any right of action against PHLVIC.

                                    * * * * *

This supplement should be retained with your CNA Capital Select(R) Variable Annuity prospectus for future reference. If you do not have a current prospectus, please contact us at (800) 262-1755 or you may view or download a prospectus from our website - www.cnavariable.com.

At this time, there have been no changes to the address or phone numbers that are listed in the prospectus.